UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY	10041
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: July 31

Date of reporting period: January 31, 2010

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

January 31, 2010

Semi-Annual Report

Legg Mason

Western Asset

Strategic

Income

Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks high current income.

Fund name change

Prior to October 5, 2009, the Fund was known as Legg Mason Partners Strategic Income Fund. There was no change in the Fund’s investment objective or investment policies as a result of the name change.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason Western Asset Strategic Income Fund for the six-month period ended January 31, 2010.

Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period. Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

February 26, 2010

II	Legg Mason Western Asset Strategic Income Fund

Investment commentary

Economic review

Following four consecutive quarters of negative economic growth, the lengthiest recession since the Great Depression finally appeared to have ended during the reporting period.

Looking back, the U.S. Department of Commerce reported that first quarter 2009 U.S. gross domestic product (“GDP”)i contracted 6.4%. The economic environment then started to get relatively better during the second quarter, as GDP fell 0.7%. The economy’s more modest contraction was due, in part, to smaller declines in both exports and business spending. After contracting four consecutive quarters, the Commerce Department reported that third quarter 2009 GDP growth was 2.2%. A variety of factors helped the economy to expand, including the government’s $787 billion stimulus program, its “Cash for Clunkers” car rebate program, which helped spur an increase in car sales, and tax credits for first-time home buyers. Economic growth then accelerated during the fourth quarter of 2009, as the preliminary estimate for GDP growth was 5.9%. The Commerce Department cited a slower drawdown in business inventories and consumer spending as contributing factors spurring the economy’s higher growth rate.

Even before GDP data started to meaningfully improve, there were signs that the economy was on the mend. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.9 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). PMI data subsequently showed that manufacturing expanded from September through January 2010 as well. January’s PMI reading of 58.4 was its highest level since August 2004.

While the housing market has shown signs of life, a continued large inventory of unsold homes could lead to a choppy recovery. At the end of January 2010, there was a 7.8 month supply of unsold homes, up from a 7.2 month supply in December 2009. According to its most recent data, the S&P/Case-Shiller Home Price Indexiii indicated that month-over-month home prices rose for the seventh straight month in December (on a seasonally-adjusted basis). However, according to the National Association of Realtors, existing home sales fell by 16.2% in December 2009 and 7.2% in January 2010. December’s decline was not surprising, as sales had moved higher in November as first-time home buyers rushed to complete sales before the original November deadline for the government’s $8,000 tax credit. However, with the government extending this tax credit until the end of April 2010, January’s sales decline was unexpected.

One area that remained weak — and could potentially jeopardize the economic recovery — was the labor market. While monthly job losses have moderated compared to the first quarter of 2009, the unemployment rate remained elevated during the reporting period. After reaching a twenty-six-year high of 10.1% in October 2009, the unemployment rate fell to 10.0% for November and December and subsequently declined to 9.7% in January. However, according to revised U.S. Department of Labor figures, roughly 600,000 more jobs were lost in 2009 than previously reported. In addition, 8.4 million jobs have been lost since the recession officially began in December 2007.

Financial market overview

In a continuation from the second quarter of 2009, the financial markets were largely characterized by healthy investor risk appetite and solid results by lower-quality bonds during the six months ended January 31, 2010.

In the fixed-income market, riskier sectors, such as high-yield bonds and emerging market debt, significantly outperformed U.S. Treasuries. This was in sharp contrast to 2008 and early 2009, when the financial markets were negatively impacted by periods of extreme volatility, illiquidity and heightened risk aversion. There were a number of factors contributing to the continued turnaround in the financial markets, including improving economic conditions, renewed investor confidence and the accommodative monetary policy by the Federal Reserve Board (“Fed”)iv.

While economic news often surprised on the upside during the reporting period, incoming economic data did not suggest a dramatic rebound in growth in 2010. Given this, the Fed kept the federal funds ratev in a range of 0 to 1/4 percent during each of its five meetings during the period. At its meeting in January 2010, the Fed said it “will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

However, after the reporting period ended, the Fed did take a first step in reversing its accommodative monetary stance. On February 18, 2010, the Fed raised the discount rate, the interest rate it charges

Legg Mason Western Asset Strategic Income Fund	III

Investment commentary (cont’d)

banks for temporary loans, from 0.50% to 0.75%. The Fed also expects to end its $1.25 trillion mortgage securities purchase program by the end of the first quarter of 2010.

Fixed-income market review

Continuing the trend that began in early 2009, nearly every spread sector outperformed equal-durationvi Treasuries during the six months ended January 31, 2010. While risk aversion ruled the fixed-income markets during much of 2008 and early 2009, by the end of the first quarter of 2009, there was robust demand for riskier, and higher-yielding, fixed-income securities. Despite some temporary setbacks, riskier assets continued to perform well during the reporting period.

Both short- and long-term Treasury yields fluctuated during the reporting period. After starting the period at 1.13% and 3.52%, respectively, two- and ten-year Treasury yields then moved sharply higher in early August, peaking at 1.32% and 3.89%, respectively. Yields then generally declined through the end of November, with two- and ten-year Treasury yields falling to 0.67% and 3.21%, respectively. With economic data further improving at the end of 2009, yields then moved sharply higher in December, as two- and ten-year Treasury yields spiked to 1.14% and 3.85%, respectively, on December 31st. However, some mixed economic data in January caused yields to decline again, and two- and ten-year Treasuries ended the reporting period at 0.82% and 3.63%, respectively.

Over the six months ended January 31, 2010, longer-term yields moved higher as economic data improved and there were fears of future inflation given the government’s massive stimulus program. With risk aversion being replaced with robust risk appetite, spread sector (non-Treasury) prices moved higher. For the six months ended January 31, 2010, the Barclays Capital U.S. Aggregate Indexvii returned 3.87%.

The high-yield bond market produced very strong results during the reporting period. The asset class posted positive returns during all six months of the period. This strong rally was due to a variety of factors, including improving credit conditions, generally better-than-expected economic data and strong investor demand. All told, the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Indexviii returned 15.90% for the six months ended January 31, 2010.

Emerging market debt prices rallied sharply — posting positive returns each month during the reporting period. This rally was triggered by rising commodity prices, optimism that the worst of the global recession was over, solid domestic demand and increased investor risk appetite. Over the six months ended January 31, 2010, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)ix returned 8.94%.

Performance review

For the six months ended January 31, 2010, Class A shares of Legg Mason Western Asset Strategic Income Fund, excluding sales charges, returned 10.98%. The Fund’s unmanaged benchmark, the Barclays Capital U.S. Aggregate Index, returned 3.87% for the same period. The Lipper Multi-Sector Income Funds Category Average1 returned 10.07% over the same time frame.

Performance Snapshot as of January 31, 2010
(Excluding sales charges) (unaudited)	6 months
Legg Mason Western Asset Strategic Income Fund:
Class A	10.98%
Class B	10.77%
Class C	10.72%
Class I	11.18%
Barclays Capital U.S. Aggregate Index	3.87%
Lipper Multi-Sector Income Funds Category Average	10.07%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The 30-Day SEC Yields for the period ended January 31, 2010 for Class A, B, C and I shares were 4.43%, 4.02%, 4.19% and 4.78%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

IV	Legg Mason Western Asset Strategic Income Fund

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended January 31, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 161 funds in the Fund’s Lipper category, and excluding sales charges.

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated November 30, 2009, the gross total operating expense ratios for Class A, Class B, Class C and Class I shares were 1.13%, 1.72%, 1.59% and 0.97%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 0.95% for Class I shares. This expense limitation cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

February 26, 2010

RISKS: Keep in mind, the Fund is subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging markets. Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. In addition, the Fund invests in high-yield securities. These issues are lower-rated and inherently more risky than higher-rated fixed-income securities. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All investments are subject to risk including possible loss of principal. All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

[v]	The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal
Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.
vi

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

viii

The Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

ix

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

Legg Mason Western Asset Strategic Income Fund	V

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of January 31, 2010 and July 31, 2009 and does not include derivatives. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Legg Mason Western Asset Strategic Income Fund 2010 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2009 and held for the six months ended January 31, 2010.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on actual total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	10.98%	$1,000.00	$1,109.80	1.06%	$5.64
Class B	10.77	1,000.00	1,107.70	1.68	8.93
Class C	10.72	1,000.00	1,107.20	1.49	7.91
Class I	11.18	1,000.00	1,111.80	0.95	5.06

[1]	For the six months ended January 31, 2010.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on hypothetical total return[1]
	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[2]
Class A	5.00%	$1,000.00	$1,019.86	1.06%	$5.40
Class B	5.00	1,000.00	1,016.74	1.68	8.54
Class C	5.00	1,000.00	1,017.69	1.49	7.58
Class I	5.00	1,000.00	1,020.42	0.95	4.84

[1]	For the six months ended January 31, 2010.

[2]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

2	Legg Mason Western Asset Strategic Income Fund 2010 Semi-Annual Report

Schedule of investments (unaudited)

January 31, 2010

Legg Mason Western Asset Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 47.0%
Consumer Discretionary — 6.9%
Auto Components — 0.1%
Keystone Automotive Operations Inc., Senior Subordinated Notes	9.750%	11/1/13	450,000	$195,750
Visteon Corp., Senior Notes	8.250%	8/1/10	84,000	38,850	(a)
Visteon Corp., Senior Notes	12.250%	12/31/16	278,000	221,010	(a)(b)
Total Auto Components				455,610
Automobiles — 0.6%
DaimlerChrysler North America Holding Corp., Notes	5.875%	3/15/11	700,000	732,320
Motors Liquidation Co., Senior Debentures	8.250%	7/15/23	790,000	223,175	(a)
Motors Liquidation Co., Senior Debentures	8.375%	7/15/33	7,525,000	2,144,625	(a)
Total Automobiles				3,100,120
Hotels, Restaurants & Leisure — 1.0%
El Pollo Loco Inc., Senior Notes	11.750%	11/15/13	530,000	495,550
Harrah’s Operating Co. Inc., Senior Notes	10.750%	2/1/16	660,000	549,450
Harrah’s Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	770,000	821,975
Inn of the Mountain Gods Resort & Casino, Senior Notes	12.000%	11/15/10	1,145,000	569,637	(a)(c)
Mandalay Resort Group, Senior Subordinated Debentures	7.625%	7/15/13	585,000	519,187
MGM MIRAGE Inc., Notes	6.750%	9/1/12	145,000	134,488
MGM MIRAGE Inc., Senior Notes	11.375%	3/1/18	145,000	137,750	(b)
MGM MIRAGE Inc., Senior Secured Notes	10.375%	5/15/14	185,000	203,962	(b)
MGM MIRAGE Inc., Senior Secured Notes	11.125%	11/15/17	440,000	497,200	(b)
Mohegan Tribal Gaming Authority, Senior Secured Notes	11.500%	11/1/17	240,000	253,200	(b)
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	7.125%	8/15/14	75,000	58,313
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	6.875%	2/15/15	75,000	55,313
Sbarro Inc., Senior Notes	10.375%	2/1/15	375,000	309,375
Snoqualmie Entertainment Authority, Senior Secured Notes	4.680%	2/1/14	165,000	110,550	(b)(d)
Station Casinos Inc., Senior Notes	7.750%	8/15/16	1,095,000	199,837	(a)(c)
Total Hotels, Restaurants & Leisure				4,915,787
Household Durables — 0.1%
American Greetings Corp., Senior Notes	7.375%	6/1/16	110,000	108,900
Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes	9.750%	9/1/12	314,000	306,150	(c)
Total Household Durables				415,050
Leisure Equipment & Products — 0.6%
Eastman Kodak Co., Senior Notes	7.250%	11/15/13	3,054,000	2,748,600
Media — 3.9%
Affinion Group Inc., Senior Notes	10.125%	10/15/13	1,380,000	1,409,325
CCH II LLC/CCH II Capital Corp., Senior Notes	13.500%	11/30/16	943,208	1,129,492	(b)
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	780,000	758,550	(b)
Charter Communications Inc., Senior Secured Notes	10.875%	9/15/14	760,000	855,000	(b)
CMP Susquehanna Corp.	3.531%	5/15/14	35,000	12,250	(b)(c)(d)(e)
Comcast Cable Communications LLC, Notes	8.875%	5/1/17	140,000	171,335
Comcast Corp.	5.700%	5/15/18	3,020,000	3,194,420
Comcast Corp., Notes	6.500%	1/15/15	1,580,000	1,794,989
Comcast Corp., Notes	5.875%	2/15/18	20,000	21,386
Comcast Corp., Senior Notes	6.500%	1/15/17	690,000	772,694
CSC Holdings Inc., Senior Notes	6.750%	4/15/12	100,000	104,500

See Notes to Financial Statements.

Legg Mason Western Asset Strategic Income Fund 2010 Semi-Annual Report	3

Schedule of investments (unaudited) (cont’d)

January 31, 2010

Legg Mason Western Asset Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
DISH DBS Corp., Senior Notes	7.750%	5/31/15	1,520,000	$1,573,200
DISH DBS Corp., Senior Notes	7.875%	9/1/19	590,000	612,125
News America Inc., Notes	5.300%	12/15/14	675,000	741,909
News America Inc., Senior Notes	6.200%	12/15/34	690,000	704,502
News America Inc., Senior Notes	6.650%	11/15/37	80,000	85,990
R.H. Donnelley Corp., Senior Notes	8.875%	1/15/16	925,000	97,125	(a)
Sun Media Corp., Senior Notes	7.625%	2/15/13	410,000	397,188
Time Warner Cable Inc., Senior Notes	3.500%	2/1/15	2,030,000	2,036,191
Time Warner Inc., Senior Notes	7.625%	4/15/31	615,000	726,228
Univision Communications Inc., Senior Secured Notes	12.000%	7/1/14	985,000	1,068,725	(b)
UPC Holding BV, Senior Notes	9.875%	4/15/18	185,000	196,563	(b)
Virgin Media Finance PLC, Senior Bonds	9.500%	8/15/16	270,000	287,550
Virgin Media Finance PLC, Senior Notes	9.125%	8/15/16	795,000	830,775
Total Media				19,582,012
Multiline Retail — 0.3%
Dollar General Corp., Senior Notes	10.625%	7/15/15	104,000	114,530
Neiman Marcus Group Inc., Senior Notes	9.000%	10/15/15	1,316,776	1,287,149	(f)
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	280,000	242,200
Total Multiline Retail				1,643,879
Specialty Retail — 0.2%
Blockbuster Inc., Senior Secured Notes	11.750%	10/1/14	681,000	500,535	(b)
Michaels Stores Inc., Senior Notes	10.000%	11/1/14	440,000	446,600
Total Specialty Retail				947,135
Textiles, Apparel & Luxury Goods — 0.1%
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	605,000	680,625
Total Consumer Discretionary				34,488,818
Consumer Staples — 0.5%
Food & Staples Retailing — 0.5%
CVS Pass-Through Trust, Secured Notes	5.880%	1/10/28	339,515	335,382
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	1,437,863	1,449,245
Kroger Co., Senior Notes	6.400%	8/15/17	60,000	67,148
Kroger Co., Senior Notes	6.150%	1/15/20	90,000	98,513
Wal-Mart Stores Inc., Notes	5.800%	2/15/18	220,000	246,842
Total Food & Staples Retailing				2,197,130
Food Products — 0.0%
Dole Food Co. Inc., Senior Secured Notes	8.000%	10/1/16	170,000	176,800	(b)
Tobacco — 0.0%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	170,000	181,050	(b)
Total Consumer Staples				2,554,980
Energy — 7.4%
Energy Equipment & Services — 0.3%
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	1,035,000	1,029,825
GulfMark Offshore Inc., Senior Subordinated Notes	7.750%	7/15/14	150,000	149,625
Pride International Inc., Senior Notes	7.375%	7/15/14	340,000	352,750
Total Energy Equipment & Services				1,532,200

See Notes to Financial Statements.

4	Legg Mason Western Asset Strategic Income Fund 2010 Semi-Annual Report

Legg Mason Western Asset Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — 7.1%
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	940,000	$1,065,583
Anadarko Petroleum Corp., Senior Notes	5.950%	9/15/16	540,000	584,778
Belden & Blake Corp., Secured Notes	8.750%	7/15/12	1,455,000	1,404,075
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	190,000	209,000
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	1,680,000	1,680,000
Compagnie Generale de Geophysique SA, Senior Notes	7.500%	5/15/15	515,000	513,712
Compagnie Generale de Geophysique SA, Senior Notes	7.750%	5/15/17	310,000	309,225
ConocoPhillips Holding Co., Senior Notes	6.950%	4/15/29	1,825,000	2,080,860
Corral Petroleum Holdings AB, Senior Secured Subordinated Bonds	5.251%	4/15/10	415,229	338,412	(b)(d)(e)(f)
Devon Energy Corp., Debentures	7.950%	4/15/32	1,150,000	1,458,881
El Paso Corp., Medium-Term Notes	7.375%	12/15/12	500,000	530,664
El Paso Corp., Medium-Term Notes	7.750%	1/15/32	6,463,000	6,455,813
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	670,000	666,633	(d)
Forest Oil Corp., Senior Notes	8.000%	12/15/11	200,000	209,750
Hess Corp., Notes	7.300%	8/15/31	370,000	426,477
International Coal Group Inc., Senior Notes	10.250%	7/15/14	730,000	735,475
Kerr-McGee Corp., Notes	6.950%	7/1/24	1,450,000	1,636,360
Kerr-McGee Corp., Notes	7.875%	9/15/31	660,000	781,321
Kinder Morgan Energy Partners LP, Medium-Term Notes	6.950%	1/15/38	20,000	22,079
Kinder Morgan Energy Partners LP, Notes	6.750%	3/15/11	500,000	527,674
Kinder Morgan Energy Partners LP, Senior Notes	7.125%	3/15/12	35,000	38,783
Kinder Morgan Energy Partners LP, Senior Notes	5.000%	12/15/13	325,000	350,491
Kinder Morgan Energy Partners LP, Senior Notes	6.000%	2/1/17	20,000	21,672
Mariner Energy Inc., Senior Notes	7.500%	4/15/13	530,000	537,950
Peabody Energy Corp., Senior Notes	6.875%	3/15/13	110,000	112,063
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	1,626,000	1,514,593
Petrobras International Finance Co., Senior Notes	6.125%	10/6/16	170,000	182,300
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	517,000	513,829
Petrohawk Energy Corp., Senior Notes	9.125%	7/15/13	510,000	534,225
Petroplus Finance Ltd., Senior Notes	7.000%	5/1/17	470,000	424,175	(b)
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	365,000	406,975
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	195,000	206,700
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	435,000	503,512
SandRidge Energy Inc., Senior Notes	9.875%	5/15/16	890,000	950,075	(b)
Teekay Corp., Senior Notes	8.500%	1/15/20	610,000	622,200
Tennessee Gas Pipeline Co., Debentures	7.625%	4/1/37	10,000	11,677
W&T Offshore Inc., Senior Notes	8.250%	6/15/14	400,000	386,000	(b)
Whiting Petroleum Corp., Senior Subordinated Notes	7.000%	2/1/14	650,000	659,750
Williams Cos. Inc., Notes	7.125%	9/1/11	2,000,000	2,190,846
Williams Cos. Inc., Notes	7.875%	9/1/21	2,725,000	3,304,030
Williams Cos. Inc., Senior Notes	7.625%	7/15/19	50,000	60,105
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	262,000	327,624
XTO Energy Inc., Senior Notes	7.500%	4/15/12	40,000	45,301
Total Oil, Gas & Consumable Fuels				35,541,648
Total Energy				37,073,848

See Notes to Financial Statements.

Legg Mason Western Asset Strategic Income Fund 2010 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

January 31, 2010

Legg Mason Western Asset Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Financials — 14.4%
Capital Markets — 1.9%
Bear Stearns Cos. Inc., Senior Notes	7.250%	2/1/18	3,630,000	$4,169,258
Credit Suisse USA Inc., Senior Notes	5.500%	8/16/11	780,000	830,200
Goldman Sachs Group Inc., Notes	4.500%	6/15/10	350,000	355,029
Lehman Brothers Holdings Inc., Medium-Term Notes	4.500%	7/26/10	1,000,000	213,750	(a)
Lehman Brothers Holdings Inc., Medium-Term Notes	5.625%	1/24/13	270,000	60,075	(a)
Lehman Brothers Holdings Inc., Senior Notes	6.200%	9/26/14	520,000	111,150	(a)
Morgan Stanley, Medium-Term Notes	5.625%	1/9/12	410,000	437,987
Morgan Stanley, Medium-Term Notes	0.701%	10/18/16	650,000	596,444	(d)
Morgan Stanley, Subordinated Notes	4.750%	4/1/14	1,975,000	2,023,516
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	730,000	729,674
Total Capital Markets				9,527,083
Commercial Banks — 4.0%
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	3.850%	1/22/15	410,000	416,433	(b)
Dexia Credit Local, Notes	2.375%	9/23/11	470,000	482,261	(b)
Glitnir Banki HF, Notes	6.330%	7/28/11	1,070,000	272,850	(a)(b)(c)
Glitnir Banki HF, Notes	6.375%	9/25/12	780,000	198,900	(a)(b)(c)
Glitnir Banki HF, Subordinated Bonds	7.451%	9/14/16	200,000	520	(a)(b)(c)(d)(g)
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	2,270,000	5,902	(a)(b)(c)(d)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	382,000	357,072	(b)(d)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	310,000	289,361	(b)(d)
Landsbanki Islands HF, Senior Notes	6.100%	8/25/11	460,000	37,950	(a)(b)(c)
Lloyds TSB Bank PLC, Bonds	4.375%	1/12/15	1,100,000	1,094,759	(b)
Lloyds TSB Bank PLC, Notes	5.800%	1/13/20	880,000	871,851	(b)
Lloyds TSB Bank PLC, Senior Notes	2.800%	4/2/12	710,000	729,342	(b)
Nordea Bank AB, Senior Notes	4.875%	1/27/20	1,430,000	1,411,010	(b)
Resona Preferred Global Securities Cayman Ltd., Junior Subordinated, Bonds	7.191%	7/30/15	1,230,000	1,144,116	(b)(d)(g)
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	340,000	339,575	(b)
Santander Issuances SA Unipersonal, Subordinated Notes	5.805%	6/20/16	220,000	219,937	(b)(d)
Santander US Debt SA Unipersonal, Senior Notes	3.724%	1/20/15	700,000	705,713	(b)
Shinsei Finance Cayman Ltd., Junior Subordinated Bonds	6.418%	7/20/16	2,280,000	1,392,346	(b)(d)(g)
Wachovia Corp., Subordinated Notes	5.250%	8/1/14	5,280,000	5,597,809
Wells Fargo & Co., Notes	5.300%	8/26/11	4,365,000	4,627,428
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	100,000	92,150
Total Commercial Banks				20,287,285
Consumer Finance — 2.0%
Aiful Corp., Notes	5.000%	8/10/10	610,000	564,250	(b)
American General Finance Corp., Medium-Term Notes	6.900%	12/15/17	450,000	328,725
Ford Motor Credit Co., LLC, Senior Notes	9.875%	8/10/11	450,000	470,962
Ford Motor Credit Co., LLC, Senior Notes	8.000%	12/15/16	4,940,000	4,975,776
Ford Motor Credit Co., LLC, Senior Notes	5.504%	6/15/11	2,647,000	2,650,309	(d)
GMAC LLC, Notes	2.200%	12/19/12	1,090,000	1,107,964
Total Consumer Finance				10,097,986
Diversified Financial Services — 5.5%
Bank of America Corp., Subordinated Notes	5.420%	3/15/17	800,000	784,895
CCM Merger Inc., Notes	8.000%	8/1/13	665,000	548,625	(b)

See Notes to Financial Statements.

6	Legg Mason Western Asset Strategic Income Fund 2010 Semi-Annual Report

Legg Mason Western Asset Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Financial Services — continued
Citigroup Funding Inc.	2.125%	7/12/12	1,220,000	$1,242,949
Citigroup Funding Inc., Notes	2.250%	12/10/12	1,220,000	1,241,749
Citigroup Inc., Senior Notes	5.500%	10/15/14	2,880,000	2,969,447
Citigroup Inc., Senior Notes	6.010%	1/15/15	1,580,000	1,646,144
Citigroup Inc., Senior Notes	5.875%	5/29/37	300,000	268,271
Citigroup Inc., Senior Notes	6.875%	3/5/38	1,820,000	1,822,098
Citigroup Inc., Subordinated Notes	6.125%	8/25/36	80,000	68,090
El Paso Performance-Linked Trust Certificates, Senior Notes	7.750%	7/15/11	3,070,000	3,211,506	(b)
Emeralds, Notes	5.593%	8/4/20	209,934	156,401	(a)(b)(c)(d)(e)
General Electric Capital Corp., Senior Notes	2.125%	12/21/12	3,630,000	3,682,733
JPMorgan Chase & Co., Subordinated Notes	6.625%	3/15/12	700,000	765,529
JPMorgan Chase & Co., Subordinated Notes	5.125%	9/15/14	5,160,000	5,473,434
JPMorgan Chase & Co., Subordinated Notes	5.150%	10/1/15	1,360,000	1,452,957
MUFG Capital Finance 1 Ltd., Preferred Securities	6.346%	7/25/16	890,000	862,574	(d)(g)
Smurfit Kappa Funding PLC, Senior Subordinated Notes	7.750%	4/1/15	405,000	396,900
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	670,000	693,450	(b)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	100,000	105,375	(b)
Total Diversified Financial Services				27,393,127
Insurance — 0.2%
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	260,000	209,042
Teachers Insurance & Annuity Association of America — College Retirement Equity Fund, Notes	6.850%	12/16/39	630,000	681,245	(b)
Total Insurance				890,287
Real Estate Investment Trusts (REITs) — 0.3%
Host Marriott LP, Senior Notes	7.125%	11/1/13	175,000	177,188
Ventas Realty LP/Ventas Capital Corp., Senior Notes	6.500%	6/1/16	235,000	229,125
Ventas Realty LP/Ventas Capital Corp., Senior Notes	6.750%	4/1/17	865,000	852,025
Total Real Estate Investment Trusts (REITs)				1,258,338
Real Estate Management & Development — 0.4%
Ashton Woods USA LLC, Ashton Woods Finance Co., Senior Subordinated Notes, step bond to yield	23.322%	6/30/15	169,000	46,897	(b)(c)
Realogy Corp., Senior Notes	10.500%	4/15/14	2,350,000	2,009,250
Total Real Estate Management & Development				2,056,147
Thrifts & Mortgage Finance — 0.1%
Countrywide Financial Corp., Subordinated Notes	6.250%	5/15/16	670,000	691,886
Total Financials				72,202,139
Health Care — 3.2%
Health Care Providers & Services — 3.2%
Community Health Systems Inc., Senior Notes	8.875%	7/15/15	140,000	145,075
HCA Inc., Debentures	7.500%	11/15/95	70,000	56,442
HCA Inc., Senior Notes	5.750%	3/15/14	69,000	63,653
HCA Inc., Senior Secured Notes	9.125%	11/15/14	1,090,000	1,139,050
HCA Inc., Senior Secured Notes	9.250%	11/15/16	1,070,000	1,131,525
HCA Inc., Senior Secured Notes	9.625%	11/15/16	5,704,000	6,060,500	(f)
IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes	8.750%	6/15/14	2,225,000	2,269,500
Tenet Healthcare Corp., Senior Notes	7.375%	2/1/13	1,398,000	1,394,505
Tenet Healthcare Corp., Senior Notes	10.000%	5/1/18	1,898,000	2,116,270	(b)

See Notes to Financial Statements.

Legg Mason Western Asset Strategic Income Fund 2010 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

January 31, 2010

Legg Mason Western Asset Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — continued
Universal Hospital Services Inc., Senior Secured Notes	3.859%	6/1/15	180,000	$154,800	(d)
Universal Hospital Services Inc., Senior Secured Notes	8.500%	6/1/15	135,000	132,637	(f)
US Oncology Holdings Inc., Senior Notes	7.178%	3/15/12	934,000	887,300	(d)(f)
US Oncology Inc., Senior Secured Notes	9.125%	8/15/17	545,000	574,975
Total Health Care				16,126,232
Industrials — 2.2%
Aerospace & Defense — 0.0%
Kac Acquisition Co., Subordinated Notes	8.000%	4/26/26	3,316	0	(a)(c)(e)(f)
Airlines — 0.3%
Continental Airlines Inc., Pass-Through Certificates	8.312%	4/2/11	82,064	79,191
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	1,300,000	1,199,250	(b)
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	160,000	167,600	(b)
Delta Air Lines Inc., Senior Secured Notes	12.250%	3/15/15	180,000	187,200	(b)
Total Airlines				1,633,241
Commercial Services & Supplies — 1.1%
Allied Waste North America Inc., Senior Notes	6.875%	6/1/17	999,000	1,080,482
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	850,000	801,125	(b)
RSC Equipment Rental Inc., Senior Notes	9.500%	12/1/14	845,000	859,788
RSC Equipment Rental Inc., Senior Secured Notes	10.000%	7/15/17	280,000	305,900	(b)
Waste Management Inc., Senior Notes	6.375%	11/15/12	2,290,000	2,538,499
Total Commercial Services & Supplies				5,585,794
Industrial Conglomerates — 0.4%
Tyco International Group SA, Senior Notes	6.375%	10/15/11	360,000	388,294
Tyco International Ltd./Tyco International Finance SA, Senior Bonds	6.875%	1/15/21	1,370,000	1,594,109
Total Industrial Conglomerates				1,982,403
Road & Rail — 0.4%
Kansas City Southern de Mexico, Senior Notes	9.375%	5/1/12	145,000	149,350
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	490,000	575,138
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	1,071,000	1,140,615
Total Road & Rail				1,865,103
Total Industrials				11,066,541
Information Technology — 0.1%
IT Services — 0.1%
Ceridian Corp., Senior Notes	12.250%	11/15/15	383,400	373,815	(f)
Semiconductors & Semiconductor Equipment — 0.0%
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	213,000	173,595
Total Information Technology				547,410
Materials — 1.0%
Containers & Packaging — 0.0%
Radnor Holdings Inc., Senior Notes	11.000%	3/15/10	750,000	0	(a)(c)(e)
Metals & Mining — 0.5%
Metals USA Inc., Senior Secured Notes	11.125%	12/1/15	1,140,000	1,179,900
Teck Resources Ltd., Senior Secured Notes	9.750%	5/15/14	75,000	86,063
Teck Resources Ltd., Senior Secured Notes	10.250%	5/15/16	240,000	275,400
Vale Overseas Ltd., Notes	6.875%	11/21/36	960,000	990,590
Total Metals & Mining				2,531,953

See Notes to Financial Statements.

8	Legg Mason Western Asset Strategic Income Fund 2010 Semi-Annual Report

Legg Mason Western Asset Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Paper & Forest Products — 0.5%
Abitibi-Consolidated Co. of Canada, Senior Secured Notes	13.750%	4/1/11	658,412	$678,165	(a)(b)
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	1,137,000	1,034,670	(b)(e)
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	710,000	690,475
Total Paper & Forest Products				2,403,310
Total Materials				4,935,263
Telecommunication Services — 4.4%
Diversified Telecommunication Services — 3.3%
AT&T Inc., Global Notes	5.500%	2/1/18	600,000	634,383
CC Holdings GS V LLC, Senior Secured Notes	7.750%	5/1/17	750,000	811,875	(b)
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	70,000	53,375
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	1,450,000	1,563,677
Hawaiian Telcom Communications Inc., Senior Subordinated Notes	12.500%	5/1/15	370,000	37	(a)(c)
Intelsat Bermuda Ltd., Senior Notes	11.250%	6/15/16	2,000,000	2,135,000
Intelsat Jackson Holdings Ltd., Senior Notes	9.500%	6/15/16	231,000	244,860
Koninklijke KPN NV, Senior Notes	8.000%	10/1/10	2,130,000	2,229,492
Level 3 Financing Inc., Senior Notes	9.250%	11/1/14	855,000	805,838
Nordic Telephone Co. Holdings, Senior Secured Bonds	8.875%	5/1/16	760,000	813,200	(b)
Qwest Corp., Senior Notes	7.500%	10/1/14	1,190,000	1,261,400
SBA Telecommunications Inc., Senior Notes	8.250%	8/15/19	35,000	36,925	(b)
Telecom Italia Capital S.p.A., Senior Notes	5.250%	10/1/15	1,725,000	1,825,738
Verizon Florida Inc., Senior Notes	6.125%	1/15/13	1,970,000	2,148,703
Vimpel Communications, Loan Participation Notes	8.375%	4/30/13	100,000	106,375	(b)
Wind Acquisition Finance SA, Senior Bonds	12.000%	12/1/15	90,000	97,425	(b)
Windstream Corp., Senior Notes	8.625%	8/1/16	1,635,000	1,686,094
Total Diversified Telecommunication Services				16,454,397
Wireless Telecommunication Services — 1.1%
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	4,505,000	4,077,025
True Move Co., Ltd., Notes	10.750%	12/16/13	1,590,000	1,605,900	(b)
Total Wireless Telecommunication Services				5,682,925
Total Telecommunication Services				22,137,322
Utilities — 6.9%
Electric Utilities — 2.0%
Duke Energy Corp., Senior Notes	5.625%	11/30/12	1,000,000	1,111,744
Exelon Corp., Bonds	5.625%	6/15/35	1,710,000	1,630,476
FirstEnergy Corp., Notes	6.450%	11/15/11	11,000	11,860
FirstEnergy Corp., Notes	7.375%	11/15/31	3,235,000	3,650,688
Orion Power Holdings Inc., Senior Notes	12.000%	5/1/10	1,910,000	1,943,425
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	1,520,000	1,588,519
Total Electric Utilities				9,936,712
Independent Power Producers & Energy Traders — 4.4%
AES Corp., Senior Notes	7.750%	3/1/14	11,087,000	11,170,152
AES Corp., Senior Notes	7.750%	10/15/15	590,000	594,425
Dynegy Holdings Inc., Senior Debentures	7.125%	5/15/18	25,000	20,000
Dynegy Holdings Inc., Senior Notes	7.750%	6/1/19	540,000	434,700
Edison Mission Energy, Senior Notes	7.750%	6/15/16	950,000	821,750
Edison Mission Energy, Senior Notes	7.200%	5/15/19	1,080,000	842,400

See Notes to Financial Statements.

Legg Mason Western Asset Strategic Income Fund 2010 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

January 31, 2010

Legg Mason Western Asset Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Independent Power Producers & Energy Traders — continued
Edison Mission Energy, Senior Notes	7.625%	5/15/27	355,000	$262,700
Energy Future Holdings Corp., Senior Notes	11.250%	11/1/17	5,833,000	4,316,420	(f)
Mirant North America LLC, Senior Notes	7.375%	12/31/13	1,100,000	1,100,000
NRG Energy Inc., Senior Notes	7.375%	2/1/16	2,205,000	2,199,488
Total Independent Power Producers & Energy Traders				21,762,035
Multi-Utilities — 0.5%
Dominion Resources Inc., Senior Notes	5.700%	9/17/12	2,400,000	2,611,867
Total Utilities				34,310,614
Total Corporate Bonds & Notes (Cost — $246,164,594)				235,443,167
Asset-Backed Securities — 1.8%
Financials — 1.8%
Automobiles — 0.2%
Hertz Vehicle Financing LLC	5.290%	3/25/16	910,000	939,572	(b)
Home Equity — 1.5%
ACE Securities Corp.	0.361%	2/25/31	1,373,693	1,121,069	(d)
ACE Securities Corp.	0.401%	1/25/36	732,828	59,900	(d)
Amortizing Residential Collateral Trust	2.031%	8/25/32	817,273	275,791	(d)
Asset-Backed Securities Corp., Home Loan Equity Trust	3.083%	4/15/33	639,779	216,634	(d)
Countrywide Asset-Backed Certificates	1.481%	6/25/34	1,380,821	339,324	(d)
Countrywide Home Equity Loan Trust	0.583%	11/15/28	16,610	10,791	(d)
First Horizon ABS Trust	0.391%	10/25/34	870,296	379,834	(d)
Green Tree Financial Corp.	7.070%	1/15/29	145,173	147,091
GSAA Home Equity Trust	0.501%	7/25/37	2,690,000	1,341,577	(d)
GSAMP Trust	0.331%	1/25/36	305,606	25,231	(d)
GSAMP Trust	0.321%	5/25/36	1,059,048	86,329	(d)
GSRPM Mortgage Loan Trust	0.531%	3/25/35	603,487	452,615	(b)(d)
Indymac Home Equity Loan Asset-Backed Trust	0.401%	4/25/36	458,216	120,320	(d)
Indymac Seconds Asset Backed Trust	0.361%	6/25/36	3,922,352	477,635	(d)
Lehman XS Trust	0.511%	12/25/35	594,760	327,471	(d)
Provident Bank Home Equity Loan Trust	1.011%	1/25/31	73,766	33,169	(d)
RAAC Series	0.481%	2/25/37	2,448,618	1,524,402	(b)(d)
SACO I Trust	0.401%	3/25/36	510,063	101,329	(d)
SACO I Trust	0.361%	6/25/36	2,377,597	428,380	(d)
Sail Net Interest Margin Notes	7.750%	4/27/33	106,424	0	(b)(c)
Sail Net Interest Margin Notes	5.500%	3/27/34	208,430	0	(b)(c)
Structured Asset Securities Corp.	0.341%	2/25/36	1,953,877	95,706	(b)(d)
Total Home Equity				7,564,598
Manufactured Housing — 0.1%
Mid-State Trust	7.340%	7/1/35	405,962	404,994
Total Asset-Backed Securities (Cost — $23,642,162)				8,909,164
Collateralized Mortgage Obligations — 11.2%
Banc of America Commercial Mortgage Inc.	4.668%	7/10/43	1,554,000	1,546,214
Banc of America Mortgage Securities	4.657%	4/25/35	288,092	258,632	(d)
Bear Stearns Adjustable Rate Mortgage Trust	5.743%	2/25/36	1,751,571	1,342,395	(d)
Commercial Mortgage Asset Trust	7.350%	1/17/32	675,000	720,818	(d)
Commercial Mortgage Pass-Through Certificates	5.447%	7/16/34	4,119,122	4,238,837	(b)

See Notes to Financial Statements.

10	Legg Mason Western Asset Strategic Income Fund 2010 Semi-Annual Report

Legg Mason Western Asset Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — 11.2% — continued
Countrywide Alternative Loan Trust	0.561%	11/20/35	755,962	$397,492	(d)
Countrywide Alternative Loan Trust	5.407%	12/25/35	691,315	460,943	(d)
Countrywide Alternative Loan Trust	0.501%	1/25/36	1,415,119	851,205	(d)
Countrywide Alternative Loan Trust	0.531%	1/25/36	618,690	326,289	(d)
Countrywide Alternative Loan Trust	0.441%	7/25/46	864,201	437,650	(d)
Credit Suisse Mortgage Capital Certificates	5.809%	9/15/39	500,000	463,886	(d)
Deutsche Mortgage Securities Inc.	5.159%	6/26/35	2,150,000	1,598,040	(b)(d)
Downey Savings & Loan Association Mortgage Loan Trust	0.443%	3/19/45	471,514	265,284	(d)
Downey Savings & Loan Association Mortgage Loan Trust	1.401%	3/19/46	764,547	331,573	(d)
Federal Home Loan Mortgage Corp. (FHLMC), IO	11.565%	6/15/21	57,371	1,362	(c)
Federal National Mortgage Association (FNMA)	10.400%	4/25/19	1,810	2,022
First Union National Bank Commercial Mortgage, IO	0.662%	5/17/32	6,121,109	120,432	(c)(d)
GMAC Mortgage Corporation Loan Trust	4.998%	9/19/35	311,433	264,236	(d)
Greenpoint Mortgage Funding Trust	0.361%	4/25/47	4,897,541	3,483,471	(d)
GSR Mortgage Loan Trust	4.667%	7/25/35	3,700,000	2,407,128	(d)
GSR Mortgage Loan Trust	4.046%	10/25/35	443,557	346,858	(d)
Harborview Mortgage Loan Trust	0.583%	1/19/35	571,323	310,722	(d)
Impac CMB Trust	0.551%	8/25/35	477,482	322,468	(d)
Indymac Index Mortgage Loan Trust	3.721%	3/25/35	429,241	289,523	(d)
Indymac Index Mortgage Loan Trust	0.441%	5/25/46	989,889	525,398	(d)
Indymac Index Mortgage Loan Trust	0.431%	6/25/47	4,320,815	2,292,339	(d)
JPMorgan Mortgage Trust	4.958%	8/25/35	622,411	525,775	(d)
Luminent Mortgage Trust	0.421%	5/25/46	3,583,856	1,723,811	(d)
MASTR Adjustable Rate Mortgages Trust	5.594%	11/25/35	1,701,123	971,269	(b)(d)
MASTR Adjustable Rate Mortgages Trust	4.844%	1/25/36	314,326	266,434	(d)
MASTR Adjustable Rate Mortgages Trust	0.441%	4/25/46	2,989,932	1,533,989	(d)
Merit Securities Corp.	1.731%	9/28/32	1,476,503	1,211,223	(b)(d)
Merrill Lynch Mortgage Investors Inc.	3.112%	12/25/34	62,431	56,092	(d)
Merrill Lynch Mortgage Trust	5.656%	5/12/39	2,740,000	2,801,244	(d)
Morgan Stanley Mortgage Loan Trust	2.784%	6/25/36	3,830,960	3,514,905	(d)
Novastar Mortgage-Backed Notes	0.421%	9/25/46	3,488,789	1,927,351	(d)
Residential Accredit Loans Inc.	5.914%	1/25/36	1,680,730	886,740	(d)
Residential Accredit Loans Inc.	0.591%	1/25/37	1,884,616	1,060,491	(d)
Residential Accredit Loans Inc.	0.451%	2/25/46	2,745,147	1,084,137	(d)
Residential Asset Securitization Trust	5.000%	8/25/19	471,507	451,247
Structured Asset Mortgage Investments Inc.	3.571%	8/25/35	277,807	181,937	(d)
Structured Asset Mortgage Investments Inc.	0.441%	5/25/36	548,201	293,455	(d)
Structured Asset Mortgage Investments Inc.	0.421%	7/25/46	4,452,231	2,188,288	(d)
Structured Asset Securities Corp.	0.581%	3/25/35	1,500,420	1,143,588	(b)(d)
Structured Asset Securities Corp.	0.581%	4/25/35	1,449,327	1,121,370	(b)(d)
Structured Asset Securities Corp.	0.581%	6/25/35	1,430,915	1,076,255	(b)(d)
Voyager Dwnys Delaware Trust	2.130%	3/20/47	689,929	65,102	(b)(c)(d)(e)
Washington Mutual Inc., Mortgage Pass-Through Certificates	4.895%	8/25/35	593,232	514,211	(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates	4.825%	10/25/35	226,667	219,981	(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates	5.047%	12/25/35	700,182	570,151	(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates	0.501%	12/25/45	3,843,849	2,923,520	(d)

See Notes to Financial Statements.

Legg Mason Western Asset Strategic Income Fund 2010 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

January 31, 2010

Legg Mason Western Asset Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Collateralized Mortgage Obligations — 11.2% — continued
Washington Mutual Inc., Mortgage Pass-Through Certificates	0.521%	12/25/45	746,378		$475,131	(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates	0.521%	12/25/45	445,389		318,806	(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates	5.845%	8/25/46	5,100,000		3,243,652	(d)
Wells Fargo Mortgage Backed Securities Trust	5.236%	4/25/36	299,444		269,258	(d)
Total Collateralized Mortgage Obligations (Cost — $74,224,526)					56,224,630
Mortgage-Backed Securities — 13.6%
FHLMC — 6.0%
Federal Home Loan Mortgage Corp. (FHLMC)	5.369%	2/1/36	370,855		388,499	(d)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.000%	10/1/10	135		136
Federal Home Loan Mortgage Corp. (FHLMC), Gold	7.000%	7/1/11-8/1/30	29,033		31,700
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.500%	9/1/31-12/1/31	374,284		408,720
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	11/1/35	392,445		417,239
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.000%	2/11/40	27,600,000		28,686,750	(h)
Total FHLMC					29,933,044
FNMA — 5.4%
Federal National Mortgage Association (FNMA)	6.500%	4/1/15-5/1/31	1,177,561		1,284,354
Federal National Mortgage Association (FNMA)	5.500%	10/1/16-8/1/37	2,982,604		3,185,202
Federal National Mortgage Association (FNMA)	5.500%	2/17/25	7,300,000		7,801,875	(h)
Federal National Mortgage Association (FNMA)	7.000%	8/1/29-5/1/32	1,258,923		1,406,513
Federal National Mortgage Association (FNMA)	7.500%	9/1/29-3/1/32	1,993,312		2,260,731
Federal National Mortgage Association (FNMA)	8.000%	2/1/31	3,551		4,089
Federal National Mortgage Association (FNMA)	6.000%	4/1/32-11/1/37	7,117,866		7,696,428
Federal National Mortgage Association (FNMA)	5.000%	6/1/35	3,427,238		3,572,951
Total FNMA					27,212,143
GNMA — 2.2%
Government National Mortgage Association (GNMA)	6.500%	5/15/28-8/15/34	4,173,935		4,530,196
Government National Mortgage Association (GNMA)	7.000%	3/15/29-3/15/32	1,528,948		1,704,769
Government National Mortgage Association (GNMA)	7.500%	1/15/30-9/15/31	571,636		646,739
Government National Mortgage Association (GNMA)	5.000%	1/15/40	4,200,000		4,384,687
Total GNMA					11,266,391
Total Mortgage-Backed Securities (Cost — $65,788,563)					68,411,578
Sovereign Bonds — 4.6%
Brazil — 1.7%
Brazil Nota do Tesouro Nacional, Notes	10.000%	7/1/10	1,347,000	BRL	716,377
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/12	14,126,000	BRL	7,268,544
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	878,000	BRL	401,557
Total Brazil					8,386,478
Greece — 0.3%
Hellenic Republic Government Bond, Bonds	6.100%	8/20/15	1,120,000	EUR	1,515,138
Indonesia — 0.5%
Republic of Indonesia	11.000%	9/15/25	23,046,000,000	IDR	2,673,215
Italy — 0.9%
Region of Lombardy	5.804%	10/25/32	4,750,000		4,702,795
Mexico — 0.7%
United Mexican States, Medium-Term Notes	5.625%	1/15/17	380,000		400,900
United Mexican States, Medium-Term Notes	6.750%	9/27/34	2,810,000		2,964,550
Total Mexico					3,365,450

See Notes to Financial Statements.

12	Legg Mason Western Asset Strategic Income Fund 2010 Semi-Annual Report

Legg Mason Western Asset Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Russia — 0.3%
Russian Foreign Bond-Eurobond	11.000%	7/24/18	365,000	$513,774	(b)
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	730,380	823,576	(b)
Total Russia				1,337,350
Supranational — 0.2%
Corporacion Andina de Fomento, Notes	6.875%	3/15/12	875,000	942,501
Total Sovereign Bonds (Cost — $23,276,973)				22,922,927
U.S. Government & Agency Obligations — 19.5%
U.S. Government Agencies — 2.4%
Federal Home Loan Bank (FHLB), Global Bonds	1.750%	8/22/12	720,000	726,942
Federal Home Loan Bank (FHLB), Global Bonds	5.500%	7/15/36	420,000	452,583
Federal Home Loan Mortgage Corp. (FHLMC), Senior Notes	3.000%	7/28/14	950,000	971,796
Federal National Mortgage Association (FNMA)	3.875%	7/12/13	420,000	450,036
Federal National Mortgage Association (FNMA), Bonds	6.625%	11/15/30	540,000	663,550
Federal National Mortgage Association (FNMA), Notes	5.550%	2/16/17	630,000	631,341
Federal National Mortgage Association (FNMA), Notes	5.000%	5/20/24	500,000	499,411
Federal National Mortgage Association (FNMA), Subordinated Debentures, zero coupon bond	6.025%	10/9/19	1,410,000	822,975	(j)
Federal National Mortgage Association (FNMA), Subordinated Notes	5.250%	8/1/12	1,460,000	1,586,350
Federal National Mortgage Association (FNMA), Subordinated Notes	4.625%	5/1/13	1,270,000	1,367,302
Financing Corp. (FICO) Strip, Bonds, zero coupon bond	4.650%	11/2/18	770,000	529,564	(j)
Financing Corp. (FICO) Strip, Debentures, zero coupon bond	4.448%	2/8/18	220,000	158,258	(j)
Financing Corp. (FICO) Strip, Debentures, zero coupon bond	4.470%	5/11/18	810,000	574,202	(j)
Financing Corp. (FICO) Strip, Debentures, zero coupon bond	4.558%	8/3/18	630,000	440,236	(j)
Financing Corp. (FICO) Strip, Debentures, zero coupon bond	4.558%	8/3/18	350,000	244,575	(j)
Financing Corp. (FICO) Strip, Debentures, zero coupon bond	4.558%	8/3/18	330,000	230,600	(j)
Financing Corp. (FICO) Strip, Debentures, zero coupon bond	4.707%	3/7/19	340,000	228,421	(j)
Financing Corp. (FICO) Strip, Debentures, zero coupon bond	4.727%	6/6/19	110,000	72,801	(j)
Financing Corp. (FICO) Strip, Notes, zero coupon bond	4.469%	4/6/18	660,000	470,478	(j)
Financing Corp. (FICO) Strip, Notes, zero coupon bond	4.558%	8/3/18	780,000	545,054	(j)
Financing Corp. (FICO) Strip, Notes, zero coupon bond	4.848%	9/26/19	40,000	25,985	(j)
Tennessee Valley Authority	5.250%	9/15/39	500,000	506,457
Tennessee Valley Authority, Bonds	5.980%	4/1/36	30,000	33,030
Total U.S. Government Agencies				12,231,947
U.S. Government Obligations — 17.1%
U.S. Treasury Bonds	8.750%	8/15/20	800,000	1,150,375
U.S. Treasury Bonds	3.500%	2/15/39	250,000	209,532
U.S. Treasury Bonds	4.250%	5/15/39	2,080,000	1,993,551
U.S. Treasury Bonds	4.500%	8/15/39	3,570,000	3,566,655
U.S. Treasury Bonds	4.375%	11/15/39	12,110,000	11,848,884
U.S. Treasury Notes	1.000%	12/31/11	1,290,000	1,295,543
U.S. Treasury Notes	1.375%	1/15/13	990,000	990,468
U.S. Treasury Notes	2.625%	12/31/14	13,640,000	13,843,550
U.S. Treasury Notes	2.250%	1/31/15	4,230,000	4,211,485
U.S. Treasury Notes	3.125%	10/31/16	4,580,000	4,611,130
U.S. Treasury Notes	2.750%	11/30/16	5,790,000	5,688,223
U.S. Treasury Notes	3.250%	12/31/16	8,000,000	8,094,376

See Notes to Financial Statements.

Legg Mason Western Asset Strategic Income Fund 2010 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

January 31, 2010

Legg Mason Western Asset Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Government Obligations — continued
U.S. Treasury Notes	3.125%	1/31/17	5,340,000	$5,355,022
U.S. Treasury Notes	3.625%	8/15/19	2,810,000	2,818,124
U.S. Treasury Notes	3.375%	11/15/19	16,420,000	16,109,547
U.S. Treasury Strip Principal (STRIPS), zero coupon bond	3.500%	5/15/18	1,030,000	766,795	(j)
U.S. Treasury Strip Principal (STRIPS), zero coupon bond	4.608%	2/15/25	6,280,000	3,178,333	(j)
Total U.S. Government Obligations				85,731,593
Total U.S. Government & Agency Obligations (Cost — $97,807,127)				97,963,540

			Shares
Common Stocks — 0.3%
Consumer Discretionary — 0.2%
Media — 0.2%
Charter Communications Inc., Class A Shares			22,538	690,339	*
SuperMedia Inc.			817	29,654	*
Total Consumer Discretionary				719,993
Energy — 0.0%
Oil, Gas & Consumable Fuels — 0.0%
SemGroup Corp., Class A Shares			4,463	105,996	*
Industrials — 0.0%
Building Products — 0.0%
Nortek Inc.			4,239	167,441	*
Materials — 0.1%
Chemicals — 0.1%
Georgia Gulf Corp.			23,984	368,154	*
Telecommunication Services — 0.0%
Diversified Telecommunication Services — 0.0%
Pagemart Wireless			19,250	193	(c)(e)*
Total Common Stocks (Cost — $2,729,657)				1,361,777
Convertible Preferred Stock — 0.2%
Consumer Discretionary — 0.2%
Automobiles — 0.2%
Motors Liquidation Co., Senior Debentures, Series C (Cost — $3,376,830)	6.250%	7/15/33	139,850	889,796	*
Escrowed Shares — 0.0%
Consumer Discretionary — 0.0%
Textiles, Apparel & Luxury Goods — 0.0%
Pillowtex Corp. (Cost — $0)	9.000%	12/15/49	375,000	0	(c)(e)*
Preferred Stocks — 0.6%
Consumer Discretionary — 0.0%
Media — 0.0%
CMP Susquehanna Radio Holdings Corp.			8,115	8	(b)(c)(e)*
Financials — 0.6%
Consumer Finance — 0.5%
GMAC Inc.	7.000%		3,711	2,652,437	(b)

See Notes to Financial Statements.

14	Legg Mason Western Asset Strategic Income Fund 2010 Semi-Annual Report

Legg Mason Western Asset Strategic Income Fund

Security	Rate	Expiration Date	Shares	Value
Thrifts & Mortgage Finance — 0.1%
Federal Home Loan Mortgage Corp. (FHLMC)	8.375%		92,225	$98,681	(d)*
Federal National Mortgage Association (FNMA)	7.000%		3,200	4,896	(d)*
Federal National Mortgage Association (FNMA)	8.250%		62,800	69,080	(d)*
Total Thrifts & Mortgage Finance				172,657
Total Financials				2,825,094
Utilities — 0.0%
Electric Utilities — 0.0%
AES Trust III	6.750%		5,200	238,160
Total Preferred Stocks (Cost — $5,424,345)				3,063,262

			Warrants
Warrants — 0.0%
Buffets Restaurant Holdings		4/28/14	633	6	(c)(e)*
Charter Communications Inc.		11/30/14	898	6,311	*
CNB Capital Trust		3/23/19	9,274	9	(b)(c)(e)*
Jazztel PLC		7/15/10	250	0	(b)(c)(e)*
Leap Wireless International Inc.		4/15/10	200	0	(b)(c)(e)*
Nortek Inc.		12/7/14	1,036	13,209	(e)*
SemGroup Corp.		11/30/14	4,698	24,665	(c)*
Total Warrants (Cost — $15,261)				44,200

	Strike Price
Purchased Option — 0.0%
U.S. Treasury 10-Year Notes Futures, Put (Cost — $44,912)	$117.00	2/19/10	98	26,031
Total Investments before Short-Term Investments (Cost — $542,494,950)				495,260,072

	Rate	Maturity Date	Face Amount†
Short-Term Investments — 10.6%
U.S. Government Agency — 0.3%
Federal National Mortgage Association (FNMA), Discount Notes (Cost — $1,248,731)	0.180%	8/23/10	1,250,000	1,248,873	(i)(j)
U.S. Government Obligations — 5.1%
U.S. Treasury Bills	0.165%	4/29/10	10,500,000	10,498,351	(j)
U.S. Treasury Bills	0.125%	5/13/10	15,000,000	14,997,060	(j)
Total U.S. Government Obligations (Cost — $25,490,574)				25,495,411
Repurchase Agreement — 5.2%
Morgan Stanley tri-party repurchase agreement dated 1/29/10; Proceeds at maturity — $26,215,218; (Fully collateralized by various U.S. government agency obligations, 2.050% to 5.200% due 9/28/12 to 11/2/29; Market value — $26,953,230) (Cost — $26,215,000)	0.100%	2/1/10	26,215,000	26,215,000
Total Short-Term Investments (Cost — $52,954,305)				52,959,284
Total Investments — 109.4% (Cost — $595,449,255#)				548,219,356
Liabilities in Excess of Other Assets — (9.4)%				(47,065,858)
Total Net Assets — 100.0%				$501,153,498

See Notes to Financial Statements.

Legg Mason Western Asset Strategic Income Fund 2010 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

January 31, 2010

Legg Mason Western Asset Strategic Income Fund

*	Non-income producing security.

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	The coupon payment on these securities is currently in default as of January 31, 2010.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(c)	Illiquid security.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at January 31, 2010.

(e)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

(f)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(i)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(j)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
BRL	— Brazilian Real
EUR	— Euro
IDR	— Indonesian Rupiah
IO	— Interest Only

Schedule of Written Options
Security	Expiration Date	Strike Price	Contracts	Value
Eurodollar Futures, Call	3/15/10	$99.00	46	$81,650
Eurodollar Futures, Call	6/14/10	99.38	69	47,437
Eurodollar Futures, Call	9/13/10	99.13	22	21,312
Eurodollar Futures, Put	3/15/10	98.88	18	112
Eurodollar Futures, Put	3/15/10	99.38	11	138
Eurodollar Futures, Put	3/15/10	98.75	28	175
Eurodollar Futures, Put	6/14/10	99.38	69	9,488
Eurodollar Futures, Put	9/13/10	99.13	22	8,663
U.S. Treasury 10-Year Notes Futures, Call	5/21/10	119.00	49	33,688
U.S. Treasury 10-Year Notes Futures, Put	2/19/10	116.00	26	3,250
U.S. Treasury 10-Year Notes Futures, Put	2/19/10	115.50	98	6,125
U.S. Treasury 10-Year Notes Futures, Put	5/21/10	112.00	49	18,375
Total Written Options (Premiums received — $246,934)				$230,413

See Notes to Financial Statements.

16	Legg Mason Western Asset Strategic Income Fund 2010 Semi-Annual Report

Statement of assets and liabilities (unaudited)

January 31, 2010

Assets:
Investments, at value (Cost — $595,449,255)	$548,219,356
Foreign currency, at value (Cost — $624,649)	634,414
Cash	720
Receivable for securities sold	7,526,613
Interest receivable	5,792,223
Unrealized appreciation on swaps	1,827,416
Receivable for Fund shares sold	944,935
Receivable for open swap contracts	302,401
Receivable from broker — variation margin on open futures contracts	141,552
Premiums paid for open swaps	95,179
Unrealized appreciation on forward currency contracts	8,785
Prepaid expenses	32,602
Total Assets	565,526,196

Liabilities:
Payable for securities purchased	59,342,045
Payable for Fund shares repurchased	2,386,941
Premiums received for open swaps	1,106,741
Unrealized depreciation on swaps	431,333
Investment management fee payable	275,922
Written options, at value (premium received $246,934)	230,413
Distribution fees payable	151,565
Distributions payable	95,412
Payable for open swap contracts	32,628
Trustees’ fees payable	29,697
Accrued expenses	290,001
Total Liabilities	64,372,698
Total Net Assets	$501,153,498

Net Assets:
Par value (Note 7)	$816
Paid-in capital in excess of par value	766,852,889
Undistributed net investment income	6,844,026
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(227,329,616)
Net unrealized depreciation on investments, futures contracts, written options, swap contracts and foreign currencies	(45,214,617)
Total Net Assets	$501,153,498

Shares Outstanding:
Class A	62,865,433
Class B	6,585,100
Class C	11,883,459
Class I	229,924

Net Asset Value:
Class A (and redemption price)	$6.14
Class B*	$6.18
Class C*	$6.15
Class I (and redemption price)	$6.17
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$6.41

*	Redemption price per share is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Western Asset Strategic Income Fund 2010 Semi-Annual Report	17

Statement of operations (unaudited)

For the Six Months Ended January 31, 2010

Investment Income:
Interest	$15,645,213
Dividends	73,012
Less: Foreign taxes withheld	(151,852)
Total Investment Income	15,566,373

Expenses:
Investment management fee (Note 2)	1,625,510
Distribution fees (Notes 2 and 5)	903,812
Transfer agent fees (Note 5)	291,577
Registration fees	34,471
Shareholder reports (Note 5)	33,701
Audit and tax	26,830
Legal fees	19,088
Custody fees	12,496
Insurance	6,762
Trustees’ fees	1,628
Miscellaneous expenses	1,026
Total Expenses	2,956,901
Net Investment Income	12,609,472

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(29,124,487)
Futures contracts	1,913,281
Written options	432,012
Swap contracts	267,015
Foreign currency transactions	26,607
Net Realized Loss	(26,485,572)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	62,824,818
Futures contracts	954,375
Written options	(69,522)
Swap contracts	1,483,242
Foreign currencies	5,612
Change in Net Unrealized Appreciation/Depreciation	65,198,525
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	38,712,953
Increase in Net Assets from Operations	$51,322,425

See Notes to Financial Statements.

18	Legg Mason Western Asset Strategic Income Fund 2010 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended January 31, 2010 (unaudited) and the Year Ended July 31, 2009	2010	2009

Operations:
Net investment income	$12,609,472	$34,281,301
Net realized loss	(26,485,572)	(22,978,834)
Change in net unrealized appreciation/depreciation	65,198,525	(1,072,253)
Increase in Net Assets From Operations	51,322,425	10,230,214

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(12,841,397)	(36,486,354)
Decrease in Net Assets from Distributions to Shareholders	(12,841,397)	(36,486,354)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	26,330,039	43,572,832
Reinvestment of distributions	11,993,637	33,535,694
Cost of shares repurchased	(59,726,417)	(183,768,956)
Decrease in Net Assets From Fund Share Transactions	(21,402,741)	(106,660,430)
Increase (Decrease) in Net Assets	17,078,287	(132,916,570)

Net Assets:
Beginning of period	484,075,211	616,991,781
End of period*	$501,153,498	$484,075,211
* Includes undistributed net investment income of:	$6,844,026	$7,075,951

See Notes to Financial Statements.

Legg Mason Western Asset Strategic Income Fund 2010 Semi-Annual Report	19

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class A Shares[1]	2010[2]	2009	2008	2007	2006	2005

Net asset value, beginning of period	$5.68	$5.82	$6.52	$6.64	$6.89	$6.69

Income (loss) from operations:
Net investment income	0.15	0.37	0.40	0.40	0.37	0.38
Net realized and unrealized gain (loss)	0.47	(0.12)	(0.68)	(0.10)	(0.23)	0.18
Total income (loss) from operations	0.62	0.25	(0.28)	0.30	0.14	0.56

Less distributions from:
Net investment income	(0.16)	(0.39)	(0.42)	(0.42)	(0.39)	(0.36)
Total distributions	(0.16)	(0.39)	(0.42)	(0.42)	(0.39)	(0.36)

Net asset value, end of period	$6.14	$5.68	$5.82	$6.52	$6.64	$6.89
Total return[3]	10.98%	5.28%	(4.66)%	4.41%	2.06%	8.49%

Net assets, end of period (000s)	$385,974	$363,290	$438,360	$562,788	$532,121	$585,940

Ratios to average net assets:
Gross expenses	1.06%[4]	1.12%	1.07%	1.03%[5]	1.01%	1.04%
Net expenses	1.06 [4]	1.09 [6,7,8]	1.00 [6,7,8]	1.02 [5,6,7]	0.99 [6]	1.01 [6]
Net investment income	5.16 [4]	7.12	6.32	5.93	5.54	5.54

Portfolio turnover rate[9]	40%	32%	46%	198%	202%	61%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2010 (unaudited).

[3]

Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the year. Without these fees, the gross and net expense ratios would both have been 1.02% and 1.01%, respectively.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of a contractual expense limitation, effective March 5, 2007 through December 1, 2008, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class A shares did not exceed 1.00%.

[8]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 88%, 181%, 307%, 344%, 513% and 368% for the six months ended January 31, 2010 and the years ended July 31, 2009, 2008, 2007, 2006 and 2005, respectively.

See Notes to Financial Statements.

20	Legg Mason Western Asset Strategic Income Fund 2010 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class B Shares[1]	2010[2]	2009	2008	2007	2006	2005

Net asset value, beginning of period	$5.71	$5.85	$6.56	$6.68	$6.93	$6.72

Income (loss) from operations:
Net investment income	0.14	0.34	0.36	0.37	0.34	0.35
Net realized and unrealized gain (loss)	0.47	(0.12)	(0.69)	(0.11)	(0.24)	0.18
Total income (loss) from operations	0.61	0.22	(0.33)	0.26	0.10	0.53

Less distributions from:
Net investment income	(0.14)	(0.36)	(0.38)	(0.38)	(0.35)	(0.32)
Total distributions	(0.14)	(0.36)	(0.38)	(0.38)	(0.35)	(0.32)

Net asset value, end of period	$6.18	$5.71	$5.85	$6.56	$6.68	$6.93
Total return[3]	10.77%	4.60%	(5.39)%	3.85%	1.52%	8.05%

Net assets, end of period (000s)	$40,670	$47,642	$74,664	$116,963	$139,363	$232,610

Ratios to average net assets:
Gross expenses	1.68%[4]	1.76%	1.67%	1.57%[5]	1.54%	1.54%
Net expenses	1.68 [4]	1.76 [6]	1.67 [6]	1.57 [5,7]	1.53 [7]	1.50 [7]
Net investment income	4.55 [4]	6.49	5.63	5.38	4.96	5.06

Portfolio turnover rate[8]	40%	32%	46%	198%	202%	61%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2010 (unaudited).

[3]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the year. Without these fees, the gross and net expense ratios both would have been 1.55%.

[6]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 88%, 181%, 307%, 344%, 513% and 368% for the six months ended January 31, 2010 and the years ended July 31, 2009, 2008, 2007, 2006 and 2005, respectively.

See Notes to Financial Statements.

Legg Mason Western Asset Strategic Income Fund 2010 Semi-Annual Report	21

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class C Shares[1]	2010[2]	2009	2008	2007	2006	2005

Net asset value, beginning of period	$5.69	$5.83	$6.53	$6.65	$6.90	$6.70

Income (loss) from operations:
Net investment income	0.14	0.34	0.37	0.37	0.34	0.34
Net realized and unrealized gain (loss)	0.46	(0.11)	(0.69)	(0.10)	(0.24)	0.18
Total income (loss) from operations	0.60	0.23	(0.32)	0.27	0.10	0.52

Less distributions from:
Net investment income	(0.14)	(0.37)	(0.38)	(0.39)	(0.35)	(0.32)
Total distributions	(0.14)	(0.37)	(0.38)	(0.39)	(0.35)	(0.32)

Net asset value, end of period	$6.15	$5.69	$5.83	$6.53	$6.65	$6.90
Total return[3]	10.72%	4.78%	(5.14)%	3.93%	1.54%	7.95%

Net assets, end of period (000s)	$73,091	$72,302	$88,052	$122,439	$108,003	$127,225

Ratios to average net assets:
Gross expenses	1.49%[4]	1.58%	1.52%	1.48%[5]	1.52%	1.55%
Net expenses	1.49 [4]	1.58 [6]	1.52 [6]	1.48 [5,7]	1.50 [7]	1.52 [7]
Net investment income	4.74 [4]	6.65	5.79	5.48	5.03	5.03

Portfolio turnover rate[8]	40%	32%	46%	198%	202%	61%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2010 (unaudited).

[3]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the year. Without these fees, the gross and net expense ratios both would have been 1.47%.

[6]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 88%, 181%, 307%, 344%, 513% and 368% for the six months ended January 31, 2010 and the years ended July 31, 2009, 2008, 2007, 2006 and 2005, respectively.

See Notes to Financial Statements.

22	Legg Mason Western Asset Strategic Income Fund 2010 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class I Shares[1]	2010[2]	2009	2008	2007	2006	2005

Net asset value, beginning of period	$5.70	$5.83	$6.53	$6.65	$6.90	$6.69

Income (loss) from operations:
Net investment income	0.16	0.41	0.42	0.42	0.39	0.40
Net realized and unrealized gain (loss)	0.47	(0.13)	(0.68)	(0.10)	(0.23)	0.19
Total income (loss) from operations	0.63	0.28	(0.26)	0.32	0.16	0.59

Less distributions from:
Net investment income	(0.16)	(0.41)	(0.44)	(0.44)	(0.41)	(0.38)
Total distributions	(0.16)	(0.41)	(0.44)	(0.44)	(0.41)	(0.38)

Net asset value, end of period	$6.17	$5.70	$5.83	$6.53	$6.65	$6.90
Total return[3]	11.18%	5.81%	(4.34)%	4.75%	2.38%	9.01%

Net assets, end of period (000s)	$1,418	$841	$15,916	$21,979	$17,820	$130,152

Ratios to average net assets:
Gross expenses	0.95%[4]	0.72%	0.69%	0.71%[5]	0.67%	0.68%
Net expenses	0.95 [4,6]	0.70 [7,8,9]	0.68 [7,8,9]	0.69 [5,7,8]	0.67 [7]	0.65 [7]
Net investment income	5.22 [4]	7.77	6.61	6.24	5.69	5.90

Portfolio turnover rate[10]	40%	32%	46%	198%	202%	61%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2010 (unaudited).

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the year. Without these fees, the gross and net expense ratios would have been 0.69% and 0.68%, respectively.

[6]

As a result of an expense limitation, effective September 18, 2009 through December 31, 2011, the ratio of expenses other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 0.95%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of a contractual expense limitation, effective March 5, 2007 through December 1, 2008, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class I shares did not exceed 0.68%.

[9]	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

[10]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 88%, 181%, 307%, 344%, 513% and 368% for the six months ended January 31, 2010 and the years ended July 31, 2009, 2008, 2007, 2006 and 2005, respectively.

See Notes to Financial Statements.

Legg Mason Western Asset Strategic Income Fund 2010 Semi-Annual Report	23

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Western Asset Strategic Income Fund (formerly known as Legg Mason Partners Strategic Income Fund) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the issuance date of the financial statements.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (formerly, Statement of Financial Accounting Standards No.157) (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts to a single present amount.

24	Legg Mason Western Asset Strategic Income Fund 2010 Semi-Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$233,901,434	$1,541,733	$235,443,167
Asset-backed securities	—	8,909,164	—	8,909,164
Collateralized mortgage obligations	—	56,224,630	—	56,224,630
Mortgage-backed securities	—	68,411,578	—	68,411,578
Sovereign bonds	—	22,922,927	—	22,922,927
U.S. government & agency obligations	—	97,963,540	—	97,963,540
Common stocks	$1,255,588	105,996	193	1,361,777
Convertible preferred stocks	—	889,796	—	889,796
Escrowed shares	—	—	0	0
Preferred stocks	410,817	2,652,437	8	3,063,262
Warrants	—	30,976	13,224	44,200
Purchased option	26,031	—	—	26,031
Total long-term investments	$1,692,436	$492,012,478	$1,555,158	$495,260,072
Short-term investments†	—	52,959,284	—	52,959,284
Total investments	$1,692,436	$544,971,762	$1,555,158	$548,219,356
Other financial instruments:
Futures contracts	$568,573	—	—	$568,573
Forward foreign currency contracts	—	$8,785	—	8,785
Written options	230,413	—	—	230,413
Swaps:
Interest rate swaps‡	—	1,481,934	—	1,481,934
Credit default swaps on credit indices — sell protection‡	—	(1,152,452)	—	(1,152,452)
Total return swaps‡	—	55,039	—	55,039
Total other financial instruments	$798,986	$393,306	—	$1,192,292
Total	$2,491,422	$545,365,068	$1,555,158	$549,411,648

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Corporate Bonds & Notes	Asset- Backed Securities	Collateralized Mortgage Obligations	Common Stocks
Balance as of July 31, 2009	$234,651	$0	$254,233	$193
Accrued premiums/discounts	20,914	75,761	305	—
Realized gain/(loss)[1]	(2,637,947)	(15,609,212)	3,087	(29)
Change in unrealized appreciation (depreciation)[2]	1,936,660	15,533,451	102,743	29
Net purchases (sales)	1,695,941	—	(28,795)	—
Net transfers in and/or out of Level 3	291,514	—	(331,573)	—
Balance as of January 31, 2010	$1,541,733	—	—	$193
Net change in unrealized appreciation (depreciation) for investments in securities still held at January 31, 2010[2]	$(665,449)	—	—	—

Legg Mason Western Asset Strategic Income Fund 2010 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

Investments in Securities	Escrowed Shares	Preferred Stocks	Warrants	Total
Balance as of July 31, 2009	$0	$3,449	$255	$492,781
Accrued premiums/discounts	—	—	—	96,980
Realized gain/(loss)[1]	—	—	(140,524)	(18,384,625)
Change in unrealized appreciation (depreciation)[2]	—	(3,441)	140,273	17,709,715
Net purchases (sales)	—	—	13,220	1,680,366
Net transfers in and/or out of Level 3	—	—	—	(40,059)
Balance as of January 31, 2010	$0	$8	$13,224	$1,555,158
Net change in unrealized appreciation (depreciation) for investments in securities still held at January 31, 2010[2]	—	$(3,441)	$(239)	$(669,129)

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

26	Legg Mason Western Asset Strategic Income Fund 2010 Semi-Annual Report

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(f) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(g) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Stripped securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response

Legg Mason Western Asset Strategic Income Fund 2010 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(i) Swap agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked to market daily and changes in value are recorded as unrealized appreciation/(depreciation). Gains or losses are realized upon termination of the swap agreement. Periodic payments and premiums received or made by the Fund are recognized in the Statement of Operations as realized gains or losses, respectively. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities held as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as realized gain or loss at the time of receipt or payment in the Statement of Operations.

As disclosed in the Fair Values of Derivatives – Statement of Assets and Liabilities table that follows the Fund’s summary of open swap contracts, the aggregate fair value of credit default swaps in a net liability position as of January 31, 2010 was $1,344,940. The Fund did not hold or post collateral for its swap contracts. If a defined credit event had occurred as of January 31, 2010, the swaps’ credit-risk-related contingent features would have been triggered and the Fund would have been required to pay up to $29,109,864 less the value of the contracts’ related reference obligations.

Credit default swaps

The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to a sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit

28	Legg Mason Western Asset Strategic Income Fund 2010 Semi-Annual Report

spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is accrued daily as interest income. Interest rate swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Total return swaps

The Fund may enter into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty. Periodic payments received or made by the Fund are recorded in the Statement of Operations as realized gains or losses, respectively.

(j) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Legg Mason Western Asset Strategic Income Fund 2010 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(k) Credit and market risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investment securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(l) Other risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed, amongst other factors. These securities are generally more volatile in nature, and the risk of loss of principal may be greater.

(m) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or credit event occurs by the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(n) Distributions to shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(o) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

30	Legg Mason Western Asset Strategic Income Fund 2010 Semi-Annual Report

(p) Compensating balance agreements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash deposit with the bank.

(q) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of January 31, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(r) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Ltd (“Western Japan”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited, Western Singapore and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule

Average Daily Net Assets	Annual Rate
First $1 billion	0.650%
Next $1 billion	0.625
Next $3 billion	0.600
Next $5 billion	0.575
Over $10 billion	0.550

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund. Western Asset Limited, Western Singapore and Western Japan provide certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated securities and related foreign currency investments. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited, Western Singapore and Western Japan a subadvisory fee of 0.30% on the assets managed by Western Asset Limited, Western Singapore and Western Japan.

As a result of an expense limitation, effective September 18, 2009 through December 31, 2011, the ratio of expenses other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 0.95%. This expense limitation cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously forgone or reimbursed to the Fund during the same fiscal year if the Fund’s total annual operating expense has fallen to a level below an expense limitation (“expense cap”). In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expense exceeding the expense cap.

Legg Mason Western Asset Strategic Income Fund 2010 Semi-Annual Report	31

Notes to financial statements (unaudited) (cont’d)

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended January 31, 2010, LMIS and its affiliates received sales charges of approximately $14,000 on sales of the Fund’s Class A shares. In addition, for the six months ended January 31, 2010, CDSCs paid to LMIS and its affiliates were approximately:

	Class B	Class C
CDSCs	$15,000	$1,000

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of January 31, 2010, the Fund had $15,190 deferred compensation payable.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended January 31, 2010, the aggregate cost of purchases and proceeds from sales of investments and U.S Government & Agency Obligations (excluding short-term investments) were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$49,690,569	$397,915,810
Sales	149,477,816	325,895,937

At January 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$16,956,778
Gross unrealized depreciation	(64,186,677)
Net unrealized depreciation	$(47,229,899)

At January 31, 2010, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
90-Day Eurodollar	142	3/10	$35,048,788	$35,397,050	$348,262
90-Day Eurodollar	15	6/10	3,689,130	3,734,812	45,682
90-Day Eurodollar	25	9/10	6,159,138	6,209,688	50,550
U.S. Treasury Bonds	88	3/10	10,861,192	10,945,000	83,808
U.S. Treasury 2-Year Notes	56	3/10	12,166,213	12,205,375	39,162
U.S. Treasury 5-Year Notes	352	3/10	40,856,511	40,994,250	137,739
U.S. Treasury 30-Year Bonds	135	3/10	16,225,001	16,039,687	(185,314)
					$519,889

32	Legg Mason Western Asset Strategic Income Fund 2010 Semi-Annual Report

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Sell:
U.S. Treasury 10-Year Notes	376	3/10	$44,475,434	$44,426,750	$48,684
Net unrealized gain on open futures contracts					$568,573

At January 31, 2010, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Local Currency	Market Value	Settlement Date	Unrealized Gain
Contracts to Buy:
Euro	1,000,000	$1,388,147	2/17/10	$8,785

During the six months ended January 31, 2010, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding July 31, 2009	556	$475,871
Options written	633	265,043
Options closed	(166)	(92,463)
Options exercised	(86)	(94,407)
Options expired	(430)	(307,110)
Written options, outstanding January 31, 2010	507	$246,934

At January 31, 2010, the Fund had the following open swap contracts:

INTEREST RATE SWAPS
Swap Counterparty	Notional Amount	Termination Date	Periodic Payments Made By The Fund‡	Periodic Payments Received By The Fund‡	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Barclays Capital Inc.	$3,500,000	3/19/18	3-Month LIBOR	5.000%	$(149,942)	$1,666,428
Barclays Capital Inc.	1,250,000	2/15/25	Zero Coupon	3-Month LIBOR	—	(3,891)	*
Barclays Capital Inc.	1,620,000	2/15/25	Zero Coupon	3-Month LIBOR	—	(13,305)	*
Morgan Stanley & Co. Inc.	3,080,000	2/15/25	Zero Coupon	3-Month LIBOR	—	(17,356)	*
Total	$9,450,000				$(149,942)	$1,631,876

‡	Percentage shown is an annual percentage rate.

*	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

CREDIT DEFAULT SWAP ON CREDIT INDICES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Received By The Fund‡	Market Value[3]	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Barclays Capital Inc. (CDX North America Crossover Index)	$500,000	6/20/12	0.750% quarterly	$(10,405)	$(7,603)	$(2,802)
Barclays Capital Inc. (CDX North America Crossover Index)	1,399,995	12/20/12	1.400% quarterly	(61,678)	(25,488)	(36,190)
Barclays Capital Inc. (CDX North America Crossover Index)	22,399,920	12/20/12	1.400% quarterly	(986,844)	(706,565)	(280,279)
Barclays Capital Inc. (CDX North America Crossover Index)	1,866,660	12/20/12	1.400% quarterly	(82,237)	(69,763)	(12,474)
Barclays Capital Inc. (CDX North America Crossover Index)	2,426,658	12/20/12	1.400% quarterly	(106,908)	(115,548)	8,640
Credit Suisse First Boston Inc. (ABX.HE.AAA.06-1 Index)	516,631	7/25/45	0.180% monthly	(96,868)	(31,832)	(65,036)
Morgan Stanley & Co. Inc. (CDX North America Crossover Index)	1,449,990	6/20/14	5.000% quarterly	192,488	40,140	152,348
Total	$30,559,854			$(1,152,452)	$(916,659)	$(235,793)

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Legg Mason Western Asset Strategic Income Fund 2010 Semi-Annual Report	33

Notes to financial statements (unaudited) (cont’d)

[2]

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

‡	Percentage shown is an annual percentage rate.

TOTAL RETURN SWAPS
Swap Counterparty	Notional Amount	Termination Date	Periodic Payments Made By The Fund‡	Periodic Payments Received By The Fund ‡	Upfront Premiums Paid/ (Received)	Unrealized Appreciation
Citigroup Global Markets	$1,000,000	7/1/10	TRX CMBS Reset	TRX CMBS	$13,049	—
Goldman Sachs Group Inc.	1,000,000	7/1/10	TRX CMBS Reset	TRX CMBS	14,982	—
Morgan Stanley & Co. Inc.	1,510,000	6/1/10	TRX CMBS Reset	TRX CMBS	27,008	—	*
Total	$3,510,000				$55,039	—

‡	Percentage shown is an annual percentage rate.

*	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

At January 31, 2010, the Fund held TBA securities with a total cost of $36,065,766.

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 (formerly, Statement of Financial Accounting Standards No. 161) (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at January 31, 2010.

ASSET DERIVATIVES[1]
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Other Contracts Risk	Total
Purchased Options[2]	$26,031	—	—	—	$26,031
Futures Contracts[3]	753,887	—	—	—	753,887
Swap Contracts[4]	1,571,525	—	$192,488	—	1,764,013
Forward Foreign Currency Contracts	—	$8,785	—	—	8,785
Total	$2,351,443	$8,785	$192,488	—	$2,552,716

LIABILITY DERIVATIVES[1]
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Other Contracts Risk	Total
Written Options	$230,413	—	—	—	$230,413
Futures Contracts[3]	185,314	—	—	—	185,314
Swap Contracts[4]	34,552	—	$1,344,940	—	1,379,492
Total	$450,279	—	$1,344,940	—	$1,795,219

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchase options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

[4]	Values include premiums paid/(received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

34	Legg Mason Western Asset Strategic Income Fund 2010 Semi-Annual Report

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended January 31, 2010. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation/(depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Other Contracts Risk	Total
Purchased Options	$(64,360)	—	—	—	$(64,360)
Written Options	432,012	—	—	—	432,012
Futures Contracts	1,913,281	—	—	—	1,913,281
Swap Contracts	150,656	—	$116,359	—	267,015
Total	$2,431,589	—	$116,359	—	$2,547,948

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Other Contracts Risk	Total
Purchased Options	$(18,478)	—	—	—	$(18,478)
Written Options	(69,522)	—	—	—	(69,522)
Futures Contracts	954,375	—	—	—	954,375
Swap Contracts	45,212	—	$1,438,030	—	1,483,242
Forward Foreign Currency Contracts	—	$8,785	—	—	8,785
Total	$911,587	$8,785	$1,438,030	—	$2,358,402

The Fund had average market values of $179,155,391, $37,616,081, $191,696, $36,088 and $142,857 in futures contracts (to buy), futures contracts (to sell), written options, purchased options and forward foreign currency contracts (to sell), respectively, and average notional balances of $14,350,000, $31,320,582 and $501,429 in interest rate swap contracts, credit default swap contracts (to sell protection) and total return swap contracts, respectively.

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

As of January 31, 2010, the total value of swap positions with credit related contingent features in a net liability position was $1,379,492. If a contingent feature would have been triggered as of January 31, 2010, the Fund would have been required to pay this amount in cash to its counterparties. The Fund did not hold or post any collateral for its swap transactions.

5. Class specific expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% and 0.45% of the average daily net assets of each class. Distribution fees are accrued daily and paid monthly.

Legg Mason Western Asset Strategic Income Fund 2010 Semi-Annual Report	35

Notes to financial statements (unaudited) (cont’d)

For the six months ended January 31, 2010, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses*
Class A	$474,717	$207,587	$4,224
Class B	170,830	51,109	1,760
Class C	258,265	31,610	608
Class I	—	1,271	7
Total	$903,812	$291,577	$6,599

*	For the period August 1, 2009, through September 1, 2009. Subsequent to September 1, 2009, these expenses were accrued as common fund expenses.

6. Distributions to shareholders by class

	Six Months Ended January 31, 2010	Year Ended July 31, 2009
Net Investment Income:
Class A	$9,971,815	$27,283,542
Class B	1,059,604	3,706,058
Class C	1,782,770	5,024,323
Class I	27,208	472,431
Total	$12,841,397	$36,486,354

7. Shares of beneficial interest

At January 31, 2010, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended January 31, 2010		Year Ended July 31, 2009
	Shares	Amount	Shares	Amount

Class A
Shares sold	3,273,053	$19,490,533	6,253,568	$32,114,475
Shares issued on reinvestment	1,567,686	9,361,047	4,926,196	25,254,082
Shares repurchased	(5,934,369)	(35,329,244)	(22,542,235)	(116,444,449)
Net decrease	(1,093,630)	$(6,477,664)	(11,362,471)	$(59,075,892)

Class B
Shares sold	346,066	$2,057,596	817,808	$4,229,565
Shares issued on reinvestment	155,410	933,110	625,985	3,226,244
Shares repurchased	(2,254,517)	(13,523,157)	(5,859,257)	(30,339,540)
Net decrease	(1,753,041)	$(10,532,451)	(4,415,464)	$(22,883,731)

Class C
Shares sold	714,714	$4,246,338	995,715	$5,096,690
Shares issued on reinvestment	279,627	1,672,424	893,404	4,587,741
Shares repurchased	(1,817,610)	(10,812,012)	(4,283,379)	(21,941,490)
Net decrease	(823,269)	$(4,893,250)	(2,394,260)	$(12,257,059)

Class I
Shares sold	88,586	$535,572	425,077	$2,132,102
Shares issued on reinvestment	4,495	27,056	90,592	467,627
Shares repurchased	(10,555)	(62,004)	(3,098,906)	(15,043,477)
Net increase (decrease)	82,526	$500,624	(2,583,237)	$(12,443,748)

36	Legg Mason Western Asset Strategic Income Fund 2010 Semi-Annual Report

8. Capital loss carryforward

As of July 31, 2009, the Fund had a net capital loss carryforward of approximately $158,943,966, of which $120,890,366 expires in 2010 and $38,053,600 expires in 2011. These amounts will be available to offset any future taxable capital gains.

9. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent: that First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

Legg Mason Western Asset Strategic Income Fund 2010 Semi-Annual Report	37

Notes to financial statements (unaudited) (cont’d)

10. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*  *  *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM by the SEC. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the adviser for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

The five actions were subsequently consolidated, and a consolidated complaint was filed. On September 26, 2007, the U.S. District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. On February 16, 2010, the U.S. Court of Appeals for the Second Circuit issued its opinion affirming the dismissal, in part, and vacating and remanding, in part. The opinion

38	Legg Mason Western Asset Strategic Income Fund 2010 Semi-Annual Report

affirmed the dismissal with prejudice of plaintiffs’ claim pursuant to Section 36(b) of the Investment Company Act but vacated the dismissal of the Section 10(b) securities fraud claim. The case has been remanded to Judge Pauley of the U.S. District Court for the Southern District of New York.

11. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset / CitiSM New York Tax Free Reserves (formerly known as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit ruled that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court. Briefing and oral argument are expected to occur during 2010.

Legg Mason Western Asset Strategic Income Fund 2010 Semi-Annual Report	39

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 9-10, 2009, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Legg Mason Western Asset Strategic Income Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund. At that meeting, the Board, including the Independent Trustees, also approved for an annual period the continuation of sub-advisory agreements (together with the Sub-Advisory Agreement, the “Sub-Advisory Agreements”) between the Subadviser and Western Asset Management Company Limited, Western Asset Management Company Pte. Ltd. (Singapore) and Western Asset Management Company Ltd (Japan) (together with the Subadviser, the “Subadvisers”), each an affiliate of the Manager and the Subadviser, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreements and was given the opportunity to ask questions and request additional information from management. In addition, the Independent Trustees submitted questions to management before the Meeting and considered the responses provided by management before the Meeting. The Board received and considered a variety of information about the Manager and the Subadvisers, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The presentation made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the Sub-Advisory Agreements.

Board approval of management agreement and sub-advisory agreements

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreements. The Independent Trustees also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager and Subadvisers were present. In approving the Management Agreement and Sub-Advisory Agreements, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements, and each Trustee may have attributed different weight to the various factors.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadvisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadvisers, and the quality of the Manager’s administrative and other services. The Board

40	Legg Mason Western Asset Strategic Income Fund

observed that the scope of services provided by the Manager and the Subadvisers had continued to expand as a result of regulatory, market and other developments, including maintaining and monitoring their own and the Fund’s compliance programs. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadvisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadvisers.

The Board considered the division of responsibilities between the Manager and the Subadvisers and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadvisers’ brokerage policies and practices. In addition, management also reported to the Board on, among other things, its business plans and organizational changes. The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreements were satisfactory.

Fund performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as multi-sector income funds by Lipper, showed, among other data, that the Fund’s performance for the 1-, 3-, 5- and 10-year periods ended June 30, 2009 was below the median. The Board noted the explanations from the Manager and the Subadvisers concerning the underperformance versus the peer group, as well as the peer group in which the Fund was placed.

Based on its review, which included careful consideration of all of the factors noted above, the Board concluded that it will continue to evaluate the Fund’s performance and any actions taken by the Manager and the Subadvisers to continue to improve performance.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadvisers. In addition, the Board noted that the compensation paid to the Subadvisers is paid by the Manager, not the Fund, and, accordingly, that the retention of the Subadvisers does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in the scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services (including services related to the preparation and maintenance of the Fund’s registration statement and shareholder reports, as well as

Legg Mason Western Asset Strategic Income Fund	41

Board approval of management and subadvisory agreements (unaudited) (cont’d)

calculation of the Fund’s net asset value on a daily basis), office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board also considered and discussed information about the Subadvisers’ fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of a group of retail front-end load funds (including the Fund) classified as multi-sector income funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee was above the median and Actual Management Fee was below the median. The Board noted that the Fund’s actual total expense ratio was below the median.

Taking all of the above into consideration, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant two years ago. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Manager had previously agreed to institute breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale or other efficiencies that might accrue from increases in the Fund’s asset levels. The Board noted that although the Fund had not reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered, the Fund’s Contractual Management Fee was within the range of the average of management fees paid by the other funds in the Expense Group at all asset levels and that the Fund’s Actual Management Fee was below the median.

The Board determined that the management fee structure for the Fund, including breakpoints, was reasonable.

Other benefits to the manager and the subadvisers

The Board considered other benefits received by the Manager, the Subadvisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

*  *  *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreements would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

42	Legg Mason Western Asset Strategic Income Fund

Legg Mason Western Asset

Strategic Income Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Western Asset Management Company Ltd

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, Massachusetts 02169

PNC Global Investment Servicing

4400 Computer Drive

Westborough, Massachusetts 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, New York 10154

Legg Mason Western Asset Strategic Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland business trust.

Legg Mason Western Asset Strategic Income Fund

Legg Mason Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Western Asset Strategic Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2010 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Privacy Policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE SEMI-ANNUAL REPORT

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked eleventh-largest money manager in the world, according to Pensions & Investments, May 18, 2009, based on 12/31/08 worldwide assets under management.

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD2174 3/10 SR10-1047

NOT PART OF THE SEMI-ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date: March 30, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date: March 30, 2010

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of
Legg Mason Partners Income Trust

Date: March 30, 2010